SUPPLEMENT TO THE RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO RETIREMENT MONEY MARKET PORTFOLIO
   OCTOBER 20, 1997
   STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING NON-FUNDAMENTAL LIMITATIONS REPLACE SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.
INVESTMENT LIMITATIONS OF
RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO
THE FOLLOWING LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
   (i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days and in the securities of money market funds.
   (ii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not purchase any security while borrowings (excluding reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
   (iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
   (v) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
   (vi) The fund does not currently intend to make loans, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
   (vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF RETIREMENT GOVERNMENT MONEY MARKET PORTFOLIO BEGINNING ON PAGE 2.
   For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.
THE FOLLOWING NON-FUNDAMENTAL LIMITATION REPLACES LIMITATION (I) FOR RETIREMENT MONEY MARKET PORTFOLIO FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.
   (i) The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days and in the securities of money market funds.
THE FOLLOWING INFORMATION SUPPLEMENTS THE INVESTMENT LIMITATIONS OF RETIREMENT MONEY MARKET PORTFOLIO BEGINNING ON PAGE 3.
   For purposes of limitations (1) and (i), certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.